Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Karp, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

1.

the quarterly report on Form 10-Q of CounterPath Corporation for the period ended July 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of CounterPath Corporation.

September 10, 2020	/s/ David Karp
David Karp
President and Chief Executive Officer
(Principal Executive Officer)